Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
12.	INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2016	2015

Canadian statutory income tax rate	26.5%	26.5%
Manufacturing and processing profits deduction	(0.3)	(0.4)
Foreign rate differentials	(0.2)	0.8
Losses not benefited	0.8	1.1
Utilization of losses previously not benefited	(0.2)	(0.1)
Earnings of equity accounted investees	(1.2)	(0.8)
Tax on repatriation of foreign earnings	0.7	2.1
Valuation allowance on deferred tax assets [i]	(0.4)	—
Write off of investment [ii]	—	(1.4)
Research and development tax credits	(1.5)	(1.3)
Reserve for uncertain tax positions	0.2	(0.3)
Non-deductible foreign exchange losses [iii]	1.3	1.0
Others	(0.3)	(0.4)

Effective income tax rate	25.4%	26.8%

[i]

GAAP requires that the Company assess whether valuation allowances should be established or maintained against its deferred tax assets, based on consideration of all available evidence, using a “more-likely-than-not” standard. The factors the Company uses to assess the likelihood of realization are its history of losses, forecasts of future pre-tax income and tax planning strategies that could be implemented to realize the deferred tax assets.

[ii]	During 2015, the Company recorded a benefit related to the write-off of historical tax basis in one of its South American subsidiaries.
[iii]

Non-deductible foreign exchange losses are related to the re-measurement of financial statement balances of foreign subsidiaries, primarily in Mexico, that are maintained in a currency other than their functional currency.

[b]	The details of income before income taxes by jurisdiction are as follows:

	2016	2015

Canadian	$617	$590
Foreign	2,163	2,061

	$2,780	$2,651

[c]	The details of the income tax provision are as follows:

	2016	2015

Current
Canadian	$127	$140
Foreign	559	578

	686	718

Deferred
Canadian	16	14
Foreign	4	(21)

	20	(7)

	$706	$711

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2016	2015

Tax depreciation greater than book depreciation	$58	$12
Book amortization (in excess of) less than tax amortization	(41)	7
Liabilities currently not deductible for tax	48	—
Net tax losses benefited	(31)	(13)
Change in valuation allowance on deferred tax assets	(12)	(1)
Tax on undistributed foreign earnings	8	3
Others	(10)	(15)

	$20	$(7)

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2016	2015

Assets
Tax benefit of loss carryforwards	$715	$614
Liabilities currently not deductible for tax	106	211
Tax credit carryforwards	22	24
Unrealized loss on cash flow hedges and retirement liabilities	134	154
Other assets tax value in excess of book values	36	11
Others	21	5

	1,034	1,019
Valuation allowance against tax benefit of loss carryforwards	(615)	(562)
Other valuation allowance	(66)	(50)

	353	407

Liabilities
Tax depreciation in excess of book depreciation	277	249
Tax on undistributed foreign earnings	98	10
Unrealized gain on cash flow hedges and retirement liabilities	3	9

	378	268

Net deferred tax (liabilities) assets	$(25)	$139

The net deferred tax (liabilities) assets are presented on the consolidated balance sheet in the following categories:

	2016	2015

Long-term deferred tax assets	$268	$271
Long-term deferred tax liabilities	(293)	(132)

	$(25)	$139

[f]

The Company has provided for deferred income taxes for the estimated tax cost of distributable earnings of its subsidiaries. Deferred income taxes have not been provided on approximately $4.46 billion of undistributed earnings of certain foreign subsidiaries, as the Company has concluded that such earnings should not give rise to additional tax liabilities upon repatriation or are indefinitely reinvested. A determination of the amount of the unrecognized tax liability relating to the remittance of such undistributed earnings is not practicable.

[g]	Income taxes paid in cash [net of refunds] were $707 million for the year ended December 31, 2016 [2015 - $647 million].

[h]

As of December 31, 2016, the Company had domestic and foreign operating loss carryforwards of $2.29 billion and tax credit carryforwards of $22 million. Approximately $1.65 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2017 and 2036.

[i]

As at December 31, 2016 and 2015, the Company’s gross unrecognized tax benefits were $220 and $221 million, respectively [excluding interest and penalties], of which $201 and $158 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2016	2015

Balance, beginning of year	$221	$202
Increase based on tax positions related to current year	21	17
(Decrease) increase based on tax positions of prior years	(52)	53
Increase related to acquisitions	44	—
Settlements	(2)	(15)
Statute expirations	(8)	(20)
Foreign currency translation	(4)	(16)

	$220	$221

The Company recognizes interest and penalties with respect to unrecognized tax benefits as income tax expense. As at December 31, 2016 and 2015, the Company had recorded interest and penalties on the unrecognized tax benefits of $35 and $21 million, respectively, which reflects expenses related to changes in its reserves for interest and penalties of $14 and $3 million, respectively.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations and the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $62 million, of which $52 million, if recognized, would affect its effective tax rate.

The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany and Mexico. With few exceptions, the Company remains subject to income tax examination in Germany for years after 2007, in Austria for years after 2008, Mexico for years after 2010, and in Canada and the U.S. federal jurisdiction for years after 2012.